Exhibit 99.2
Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward- looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophe losses; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; (ix) future terrorist attacks; and (x) the outcome of the Securities and Exchange Commission's industry-wide investigation relating to the use of non- traditional insurance products, including finite risk reinsurance arrangements. The Company does not intend to publicly update any forward looking statement, except as may be required by law.

AGENDA First Quarter 2008 Financial Highlights Financial Results Segment Information Investment Portfolio Selected Operating Metrics Drivers of Future Growth 2008 Expectations Q&A

First Quarter Highlights ($'s in millions, except per share data) For the Three Months Ended March 31, For the Three Months Ended March 31, For the Three Months Ended March 31, 2008 2007 Change Gross Written Premiums $443.1 $394.1 12.4% Net Earned Premiums $379.4 $318.7 19.0% Net Investment Income $32.0 $27.0 18.5% Net Income $62.7 $66.0 (5.0)% After Tax Realized Investment Gain (Loss) $(7.4) $1.1 Loss & LAE Ratio 51.0% 47.2% Expense Ratio 30.1% 30.4% Combined Ratio 81.1% 77.6% Diluted Earnings Per Share $0.86 $0.89 (3.4)% After Tax Realized Investment Gain (Loss) Per Share $(0.10) $0.02 Weighted Average Shares & Share Equivalents Outstanding 73,029,939 74,202,817

First Quarter Highlights ($'s in millions, except per share data) For the Three Months Ended March 31, For the Three Months Ended March 31, For the Three Months Ended March 31, 2008 2007 Net Operating Income $70.1 $64.9 After Tax Realized Investment Gain (Loss) $(7.4) $1.1 Net Income $62.7 $66.0 Diluted Operating Earnings Per Share $0.96 $0.87 After Tax Realized Investment Gain (Loss) Per Share $(0.10) $0.02 Diluted Earnings Per Share $0.86 $0.89 Net Loss and Loss Adjustment Expense Ratio 51.0% 47.2% Acquisition and Underwriting Expense Ratio 30.1% 30.4% Combined Ratio 81.1% 77.6%

First Quarter Highlights ($'s in millions, except per share data) March 31, 2008 December 31, 2007 % Increase (Decrease) Total Shareholders' Equity $1,559.7 $1,547.5 0.8% Book Value per Share $21.90 $21.47 2.0% Shares Outstanding 71,216,436 72,087,287 (1.2)% ROE (1) 22.7% 23.2% Return on equity excluding other comprehensive income (loss). ROE calculated on trailing twelve months basis.

First Quarter 2008 Events Financial results for the quarter ended March 31, 2008 included: Net Income (Loss) Diluted Earnings (Loss) Per Share As reported $62.7 $0.86 Favorable prior year net loss reserve development $3.8 $0.05 Non-cash realized investment loss resulting from other than temporary impairment evaluations related to equity holdings $(7.5) $(0.10) (in millions, except per share data)

First Quarter 2008 Development on Prior Years - Net Basis ($'s in millions) Accident Year Pre-Tax Net Increase (Decrease) in Unpaid Loss and Loss Adjustment Expenses Primarily Due To: 2007 $1.9 Unfavorable claims emergence on commercial automobile and commercial property product lines 2006 $(4.1) Favorable claims emergence on commercial general liability and professional liability product lines 2005 $(1.2) Favorable claims emergence on the commercial general liability product line 2004 $(2.2) Favorable claims emergence on commercial general liability, commercial automobile and commercial property product lines 2003 and Prior $(0.3) Favorable claims emergence on the commercial general liability product line Total $(5.9)

Gross Written Premiums by Segment ($'s in millions) For the Three Months For the Three Months For the Three Months Ended March 31, Ended March 31, Ended March 31, % 2008 2007 Increase/ (Decrease) Segment Commercial Lines $358.4 $311.4 15.1% Specialty Lines 69.1 60.7 13.8% Run-Off (Personal Lines) 15.6 22.0 (29.1)% Total $443.1 $394.1 12.4%

Commercial Lines Segment 2002 2003 2004 2005 2006 2007 QTD 1Q07 QTD 1Q08 473 662.3 874 960.3 1169.4 1388.2 311.4 358.4 Gross Written Premiums ($'s in millions) 80.9% of 1st Quarter 2008 GWP CAGR 2002-2007 = 24.0% 15.1% Q/Q Growth

Specialty Lines Segment (Professional Liability) 2002 2003 2004 2005 2006 2007 QTD 1Q07 QTD 1Q08 110.2 154.1 184.4 205.3 227.6 245.2 60.7 69.1 15.6% of 1st Quarter 2008 GWP CAGR 2002-2007 = 17.3% 13.8% Q/Q Growth Gross Written Premiums ($'s in millions)

High Quality Investment Portfolio Portfolio market value - $3,216.0mm Fixed income securities Average quality AA+ Portfolio duration 5.2 years 5.5% taxable equivalent yield Quality long-term growth/value stocks As of March 31, 2008 Municipal Bonds 0.475 CMO 0.098 MBS 0.188 Other Structured Securities 0.055 Corporate Bonds 0.04 Common Stock 0.098 All Other 0.009 Cash Equivalents 0.037 Municipal Bonds CMO MBS Other Structured Securities Corporate Bonds Common Stock All Other Cash Equivalents

Structured Securities Investment Portfolio As of March 31, 2008 CMBS 0.113 Residential Non-Agency 0.092 Residential Agency 0.755 Other 0.01 Auto 0.03 Credit Card 0 CMBS Other Agency Backed Residential Non-Agency Residential Auto Total Structured Portfolio - $1,097.4mm 99.5% AAA rated $929mm backed by residential collateral consisting of: $604mm of agency backed MBS (GNMA, FNMA, FHLMC) $224mm of agency backed CMOs (GNMA, FNMA, FHLMC) $77mm of prime non-agency backed loans $19mm of Alt A loans $5mm of subprime loans ALT-A and Subprime loan portfolio: Securities continue to pay down $42mm balance at June 30, 2007 $24mm balance at March 31, 2008 AAA rated first cash flow tranches Weighted average life - 2.3 yrs. Spread across multiple vintages No ratings downgrades No surveillance issues No investment in Collateralized Debt Obligations or Net Interest Margins

Net Investment Income 2002 2003 2004 2005 2006 2007 QTD 1Q07 QTD 1Q08 37.5 38.8 43.5 63.7 91.7 117.2 27 32 ($'s in millions) CAGR 2002-2007: 25.6% Effective Tax Rate 28.3% 23.4% 20.2% 21.5% 23.6% 22.7% 22.8% 21.0% Q/Q Increase 18.5%

Selected Operating Metrics Operating Statistics 1st Quarter 08 Renewal Retention (Quoted) Commercial Lines -94% Specialty Lines -96% Rate Changes Commercial Lines -(4.7)% decrease (Q/Q) Specialty Lines -(2.1)% decrease (Q/Q) New Business Growth (Count), excluding Personal Lines Segment 1st QTR: 07 - 30,895 1st QTR: 08 - 31,626 2.4% increase

Selected Operating Metrics Preferred Agents Total Count - 217 GWP 1st Quarter 2008 - $141.3 million Renewal Retention (Quoted) - 88.6% New Business 1st Quarter 2008 - $22.6 million Employee Statistics Total Employee Count - 1,409 Total GWP Per Employee - $1.2 million Turnover (Y/Y) - 12.0% 1st Quarter 2008 Share Buy Backs 1,353,200 shares repurchased during 1st Quarter 2008 at total cost of $42.9 million.

Drivers of Future Growth National presence - 46 offices / Mixed marketing New product offerings - Complement core products Disruption in the industry Regulatory Actions ? Consolidations Experienced management / underwriting & pricing discipline Advanced technology - lower expenses and improved process A+ (Superior) rating - Flight to quality Preferred agent program - 15.0% premium growth

2008 Expectations 2008 Operating EPS Range: $3.60 - $3.70 Assumes one catastrophe loss retention for: Commercial Lines: $10.0 million (pre-tax) Personal Lines: $3.5 million (pre-tax) Gross Written Premium Growth - approximating 10% - 15% Accident Year Combined Ratio - approximating 85% Renewal retention levels approximating 87.5% Volatile investment environment Competitive environment

Philadelphia Consolidated Holding Corp. Founded 1962